EXHIBIT 32.1

CERTIFICATION
Pursuant to
18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the “Company”), does hereby certify that:

This Quarterly Report on Form 10-Q for the fiscal quarter ended September 30 , 2009 of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009	/s/ Liping Zhu
Liping Zhu President and Chief Executive Officer

Date: November 13, 2009	/s/ Qiong Wu
Qiong Wu Chief Financial Officer